UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report:  January 31, 2005

 Date of earliest event reported:  January 25, 2005

NORTHWEST AIRLINES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-23642	41-1905580
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

2700 Lone Oak Parkway
Eagan Minnesota		55121
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:
(612) 726-2111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2{b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 25, 2005, Richard C. Blum resigned from the Board of Directors of Northwest Airlines Corporation (the “Company”).  Mr. Blum has served on the Company's Board of Directors since 1989 and has decided to resign from the Board due to his other personal commitments.  In addition, on January 27, 2005, Richard H. Anderson informed the Chairman of the Board of Directors that he does not intend to stand for re-election as a director of the Company at the Company’s annual meeting of stockholders to be held on April 29, 2005.  Mr. Anderson recently resigned as Chief Executive Officer of the Company to become Executive Vice President of UnitedHealth Group and has decided to reduce his outside commitments at this time.

Both Messrs. Blum and Anderson will become Directors Emeritus of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHWEST AIRLINES CORPORATION

	By:	/s/ Michael L. Miller
Michael L. Miller
Vice President, Law and Secretary

Dated: January 31, 2005